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                            SUPPLEMENT TO PROSPECTUS
          FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                               SEPARATE ACCOUNT A
                                DATED MAY 1, 1998



THE FOLLOWING PROVISIONS APPLY TO CONTRACTS ISSUED IN THE STATES OF MARYLAND AND OREGON.

         Effective March 15, 1999, the contract described in the main section of the prospectus will be available for sale in Maryland and Oregon with the following change: the fixed investment options available will be the one year fixed investment account and the DCA fixed investment account; the three, five and seven year investment accounts will not be available. During a short transition period, the contract described in Appendix C to this prospectus will continue to be offered in Maryland and Oregon. Applications for such contracts will continue to be accepted until April 16, 1999.


THE FOLLOWING PROVISIONS APPLY TO CONTRACTS ISSUED IN THE STATE OF FLORIDA.

         For contracts issued on or after March 15, 1999, except as noted below, the amount of the death benefit will be as described under "Amount of Death Benefit - Contracts Issued On or After May 1, 1998." In addition, such contracts will only offer the following fixed investment options: the one year fixed investment account and the DCA fixed investment account; the three, five and seven year investment accounts will not be available.

         For contracts for which an application is received before April 16, 1999 and for which purchase payments are initially allocated to the three, five or seven year fixed investment account, the amount of the death benefit will be as described under "Amount of Death Benefit - Contracts Issued Prior to May 1, 1999." Such contracts will continue to offer the one, three, five, seven and DCA fixed investment accounts.


                        SUPPLEMENT DATED MARCH 15, 1999.


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